Adtran Holdings (Nasdaq: ADTN) Investor presentation May 5, 2026

Cautionary note regarding forward-looking statements Statements and graphics contained in this investor presentation which are not historical facts, such as those relating to market trends, future demand driver growth (including with respect to future fiber expansion, service provider fiber networking demand, future high-risk vendor displacement, data center expansion, and future customer opportunities), the impact of AI on customer network operations, future AI uses, and ADTRAN Holdings’ strategy, outlook and financial guidance, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can also generally be identified by the use of words such as “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will,” “may,” “could,” “look forward,” and similar expressions. In addition, ADTRAN Holdings, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. All such projections and other forward-looking information speak only as of the date hereof, and ADTRAN Holdings undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise, except to the extent as may be required by law. All such forward-looking statements are estimates and reflect management’s best judgment based upon current information. Actual events or results may differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which have caused and may in the future cause actual events or results to differ materially from those estimated by ADTRAN Holdings include, but are not limited to: (i) risks and uncertainties relating to our ability to remain in compliance with the covenants set forth in and satisfy the payment obligations under our credit agreement and convertible notes, to satisfy our payment obligations to Adtran Networks’ minority shareholders under the Domination and Profit and Loss Transfer Agreement between us and Adtran Networks (the “DPLTA”), and to make payments to Adtran Networks in order to absorb its annual net loss pursuant to the DPLTA; (ii) the risk of fluctuations in revenue due to lengthy sales and approval processes required by major and other service providers for new products, as well as shifting customer spending patterns; (iii) risks and uncertainties related to our inventory practices and ability to match customer demand; (iv) risks and uncertainties relating to our level of indebtedness and our ability to generate cash; (v) risks and uncertainties relating to ongoing material weaknesses in our internal control over financial reporting; (vi) risks posed by changes in general economic conditions and monetary, fiscal and trade policies, including tariffs; (vii) risks and uncertainties relating to our international operations, including potential exposure to ongoing military conflicts (including the conflicts in Iran, Ukraine, and Israel and the surrounding areas); (viii) risks posed by potential breaches of information systems and cyber-attacks (ix) the risk that we may not be able to effectively compete, including through product improvements and development; and (x) the other risks set forth in our public filings made with the Securities and Exchange Commission (the “SEC”), including our most recent Annual Report on Form 10-K for the year ended December 31, 2025 and our Form 10-Q for the quarterly period ended March 31, 2026 to be filed with the SEC.

Introduction and business model

Leading the way in the fiber everywhere era Who is adtran? “Our vision is to enable a fully-connected world, where the power and freedom to communicate is available to everyone, everywhere, in a secure, efficient and sustainable environment.” Tom Stanton, Chairman and CEO, Adtran Global presence HQ = Huntsville, AL ~40 years of experience ~1,000 global technology patents ~3,200 global employees Core to customer premise fiber networking

Market trends, shaping the future of connectivity Industry update Expected continued growth in scalable, secure and AI-optimized fiber networks Fiber everywhere era continues Mix of public and private funding expected to remain strong Connecting all homes, businesses, 5G sites and critical infrastructure AI infrastructure interconnect ramping Inter-DC and intra-DC capacity rapidly scaling Driving growth with cloud providers and service providers with wholesale services (e.g., MOFN) Enterprise AI to follow Growing importance of secure networks New EU legislation proposed to remove high-risk vendors Legacy infrastructure networks need to be digitized and encrypted Data & AI transforming network operations Applying AI to automate operations and improve subscriber experience Expected to significantly reduces operational expenses

Adtran is a global vendor with scale and diversity Business model Broad portfolio and a trusted supplier to customers around the globe Portfolio differentiation Customer diversity Global presence Trusted vendor Optical core to customer premise End-to-end automation & insights Enhanced security and assurance Cloud/AI interconnect Balanced mix of national SPs, regional SPs, enterprise and ICP customers Projected growth opportunities in each segment Geo-diverse supply chain Globally diverse R&D, sales and support Strong geographic mix of customers Secure networking specialist Long history with top tier SP, enterprise and government customers Leading alternative to high-risk vendors

Adtran portfolio Complete portfolio from the core to the customer premise Subscriber solutions Residential/SMB: ONTs, Wi-Fi and cloud mgmt. software Business: IP/Ethernet CPE, cloud-managed routers Optical networking Pluggable coherent optics Open line systems (OLS) Client optics Optical terminals Infrastructure monitoring Access and aggregation Broadband access platforms IP/Ethernet aggregation Synchronization and timing solutions Software Network and subscriber insights, network and service automation, and AI-driven operations Professional services Scalable in-region services, including planning, deployment and maintenance Target market: service providers, enterprise and government Target market: service providers, enterprise and government Target market: service providers, cloud providers, enterprise and government

Business model Factors expected to drive long-term growth Expansion of fiber networks Investment in fiber to homes, businesses and critical infrastructure sites ongoing In-home networks upgrading to multi-Gig Wi-Fi to match access network speeds Adtran has strong presence and broad portfolio to address these needs Adtran is a leading alternative to high-risk vendors in optical transport and fiber access given our portfolio strengths and broad global presence Shift away from high-risk vendors is accelerating Securing critical networks Governments, utilities and enterprises upgrading and securing their optical networks Enterprise AI driving resurgence in private cloud infrastructure Adtran is a secure networks specialist with top-tier customers and portfolio in this space Data center expansion Surge in AI infrastructure driving higher capacity inter and intra-DC links Rapid expansion of wholesale services to hyperscaler/neoscalers (i.e., MOFN) Adtran’s optical portfolio well-suited to address these needs High-risk vendor replacement

Innovative optical solutions to address to AI demands Optical innovation Applying optical innovation to AI infrastructure Adtran has spent decades solving the hardest optical problems in service provider optical networks — power efficiency, density,and performance. Inside and outside the data center, cloud providers are making the same architectural choices. At the AI back-end layer, the use cases are new — but the engineering disciplines are the same. We believe this foundation positions Adtran at the intersection of both worlds as hyperscalers scale their AI infrastructure. Revolutionary optical design Decades of engineering coherent optics from carrier edge to data center — the same discipline AI infrastructure now demands at massive scale. Power and density engineering Carrier networks demand the same power efficiency and density constraints now defining AI data center design. We have solved these problems before. Vertical engineering capability End-to-end control from chip to system gives Adtran the ability to innovate at the component level where AI infrastructure gains are won. What we are doing LightWave800™ — our first product built for AI infrastructure, drawing directly on carrier optical expertise Delivers unprecedented power savings for short-reach connectivity inside the data center up to 500m — bringing optical integration expertise proven in carrier networks into one of the fastest-growing and most power-constrained environments in networking today. A broader AI infrastructure portfolio in development We are continuing to advance our initiatives in optical and AI infrastructure — drawing on vertical engineering capability and deep understanding of power and density constraints to address the data center opportunities emerging alongside our core business. Where we stand today Early engagement has been encouraging AI infrastructure is additive to our core business — not a distraction Our priorities remain focused on expanding margin, generating cash, and converting the strong pipeline we see across all three categories

PORTFOLIO OVERVIEW

Optical Networking

CATEGORY	SOLUTIONS	GROWTH DRIVERS
Optical terminals & pluggable optics	• 100/400/800G coherent pluggables • Thin/pluggable transponders • PQC-ready, secure transponders • 800G LPOs (intra-DC)	• Managed Optical Fiber Network (MOFN) • AI & cloud interconnect • Intra-DC scale up / scale out • Quantum-safe optical transport • High-risk vendor replacement
Open line systems	• High-performance, flexible metro OLS systems with automation • Plug-and-play, up to 1.6T OLS systems tailored for cloud interconnect • Optical planning and network automation	• AI & cloud interconnect • Expansion of wholesale services • Upgrades to higher speeds
Infrastructure assurance	• Scalable, cloud-managed OTDR for transport & PON monitoring • Coherent OTDR for sensing • Cloud-based fiber monitoring	• AI-driven operations demanding real-time network insights • Wholesale service validation • Infrastructure assurance

10 © 2026 Adtran

Adtran Fiber access platforms Open, disaggregated OLT systems with industry-lead density and power Industry-standard 50 Gig PON AI-driven access insights Fiber footprint expansion XGS-PON upgrades High-risk vendor replacement Nx100 Gig and 400 Gig aggregation platforms for carrier ethernet, broadband aggregation and edge routing Quantum-safe IP/Ethernet aggregation NOS solutions for white box hardware Higher speeds for broadband and carrier ethernet aggregation Upgrades to IP/MPLS/SR networks IPoDWDM routing Quantum-safe IP/Ethernet services Ultra-precise, resilient PNT Highest performance optical cesium solutions Core to edge portfolio Sync management Resilient PNT for government networks Data center synchronization for AI workloads and resiliency Electrical grid modernization / resiliency CATEGORY SOLUTIONS GROWTH DRIVERS IP/Ethernet aggregation Synchronization and timing Portfolio overview Access and Aggregation

Adtran Residential / SMB GPON / XGS-PON / 5G PON ONTs Indoor & outdoor multi-Gig, mesh Wi-Fi 7 platforms AI-driven insights/optimization FTTH expansion and upgrades Upgrades to AI-optimized, cloud-managed Wi-Fi 7 Shift to secure vendors Enterprise routing and switching Cloud-managed vRouter and multi-vendor uCPE solutions Single node and multi-node hosts for distributed AI workloads Shift to cloud-managed, multi-Gig, multi-vendor platforms Distributed AI workloads pushing to the network edge or customer-premise IP/Ethernet CPE for SLA-based service delivery 1 Gig to 400 Gig service delivery Network automation and monitoring Connecting critical infrastructure with secure, SLA-based services Expansion of fiber for business, 5G and intelligent infrastructure CATEGORY SOLUTIONS GROWTH DRIVERS Enterprise Wholesale / SLA service delivery Portfolio overview Subscriber Solutions

DIFFERENTIATED PORTFOLIO

Broad portfolio and target customer base

	Adtran	Nokia	Ciena	Calix	Ribbon	Huawei
Network focus	Optical, access, subscriber, cloud/AI	Mobile, optical, access, subscriber, cloud/AI	Optical core and metro, cloud/AI	Access and subscriber	Metro and access optical	Mobile, optical, cloud/AI, access, subscriber
Customer focus	Tier 1, 2, 3 CSPs, Enterprise, ICP	Tier 1, 2 CSPs ICPs	Tier 1 CSPs ICPs	Tier 2, 3 CSPs	Tier 2, 3 CSPs	Tier 1, 2 CSPs ICPs
Customer premises *(Residential / SMB)*	✓	✓	X	✓	X	✓
Customer premises *(Ent. / Wholesale)*	✓	✓	✓	X	X	✓
Fiber access *(Residential / SMB)*	✓	✓	X	✓	X	✓
Fiber backhaul *(Metro optical)*	✓	✓	✓	X	✓	✓
Cloud/AI infrastructure	✓	✓	✓	X	X	✓

Source: Third party information based on public filings and websites.

13 © 2026 Adtran

Adtran

Core to prem. fiber networks powered by AI intelligence Service provider solutions AI-driven operations and support Subscriber experience Access domain IP & Optical domains Clarity AI-driven intelligence FSP 3000 Thin transponders and metro OLS solutions Metro DWDM 1/10/100G IP/Ethernet GPON/XGS/50G PON Residential and SMB Wi-Fi 7 400G edge routers SDG Multi-Gig Wi-Fi 7 platforms SDX Fiber access platforms and edge routers FSP 150 SLA-based IP/Ethernet service delivery

Solutions that enable distributed AI at scale Cloud and ai infrastructure solutions Cloud interconnect – scale across front-end network Cloud interconnect – DCI Inter-rack: back end scale out LightWave IP OLS AI back-end network Intra-rack: scale up DC sync Ensemble Agentic AI workloads – customer premise or network edge Network to cloud interconnect – 4x100G LR4 to 400G for cloud handoff OSA IP OLS MicroMux

Quantum-safe networking solutions Securing critical infrastructure Quantum-safe networking solutions for mission-critical enterprise and government networks Secure enterprise cloud interconnect S-flex Quantum-safe pluggable transponders (w/ PQC-compliant encryption) ALM ALM FSP 150 Quantum-safe Ethernet services Secure IP/Ethernet for critical infrastructure Fiber sensing and monitoring (real-time tamper monitoring) Fiber monitoring Network orchestration and security management

Business update

Revenue within target Non-GAAP gross margin Increasing non-GAAP operating margin Non-GAAP EPS Revenue of $286.1m, up 15.5% y-o-y and within our prior guidance of $275.0m-$295.0m Higher non-GAAP gross margin Non-GAAP gross margin of 43.0%, increased by 55 bps y-o-y Improved product & customer mix Non-GAAP operating margin of 6.9%, up from 6.4% q-o-q, and an increase from 3.0% y-o-y Accelerated growth in operating margin Non-GAAP EPS $0.14, up from $0.03 y-o-y, and down from $0.16 q-o-q Strong execution and increased scale has benefited bottom-line results Business update Q2 2026 highlights Non-GAAP gross margin is calculated as non-GAAP gross profit divided by revenue. Non-GAAP operating margin is calculated as non-GAAP operating income divided by revenue. A reconciliation of each non-GAAP financial measure to the most comparable GAAP measure is included in the appendix of this presentation. $286.1M 43.0% 6.9% $0.14

BUSINESS UPDATE – Q1'26 PERCENTAGE REVENUE BY CATEGORY

Revenue percentage and growth drivers by category

Optical Networking


32%
34%
34%

Growth drivers

- Increasing investments in cloud and AI infrastructure
- Service providers increasing wholesale service offerings
- Ongoing high-risk vendor replacement in Europe

Access and Aggregation


32%
34%
34%

Growth drivers

- Expansion of 10 Gig fiber access networks
- IP/Ethernet aggregation networks being upgraded
- High-risk vendor replacement in Europe

Subscriber Solutions


32%
34%
34%

Growth drivers

- Upgrades to 10 Gig residential fiber access
- Upgrading speeds for SLA-based commercial services
- Shift to cloud-managed Wi-Fi 7

19 © 2026 Adtran

Q1 2026 business update Revenue by geography and customer type Note: Q4’25 Percentage revenue by geography and customer type may have a potential difference from dollar amounts to be presented in the 10-K due to rounding. 51% 49% US Non-US 31% 49% 21% Large SPs Regional SPs Enterprise/ICPs Strong growth in the US driven by broadband expansion and regional SPs

     Q1 2026 business update Financial information Q1 2025 Q4 2025 Q1 2026 286.1 291.6 247.7 Q1 2025 Q4 2025 Q1 2026 43.0% 42.5% 42.5 % Q1 2025 Q4 2025 Q1 2026 103.3 105.1 95.5 Q4 2023 Q3 2024 Q4 2024 Q1 2025 Q4 2025 Q1 2026 6.9% 6.4% 3.9% Note: Potential differences may be due to rounding. Note: A reconciliation of each non-GAAP financial measure to the most comparable GAAP measure is included in the appendix of this presentation. Non-GAAP gross margin is calculated as non-GAAP gross profit divided by revenue. Non-GAAP operating margin is calculated as non-GAAP operating income (loss) divided by revenue. Q1 26 Revenue ($m) 286.1m -1.9% q-o-q +15.5% y-o-y Q1 26 Non-GAAP gross margin 43.0% +54 bps q-o-q +55 bps y-o-y Q1 26 Non-GAAP operating expenses ($m) 103.3m -1.8% q-o-q +8.1% y-o-y Q1 26 Non-GAAP operating margin 6.9% +51 bps q-o-q +300 bps y-o-y Q4 24 Non-GAAP diluted EPS ($) -0.01 Q1 2025 Q4 2025 Q1 2026 0.14 0.16 0.03 Q1 26 Non-GAAP diluted EPS ($) 0.14 -$0.02 q-o-q +$0.11 y-o-y

    Net working capital Net working capital lower by $5m q-o-q & increased by $6m y-o-y driven by higher receivables & lower inventory Cash End-of-quarter cash remained strong at $88m, providing ample liquidity to support operations Non-GAAP free cash flow Free cash flow was negative $3.3m this quarter, reflecting timing of cash receipts and higher purchases of inventory Cash conversion metrics Efficient cash conversion supported by DSO and DPO trends Q1 2025 Q4 2025 Q1 2026 $254 $259 $248 Q1 2026 business update Balance sheet and cash flow highlights Q1 2025 Q4 2025 Q4 2025 $88 $96 $101 Q1 2026 Q4 2025 Q1 2026 -$3 $23 $24 60 74 57 70 59 70 66 68 68 66 Q1 25 Q2 25 Q3 25 Q4 25 Q1 26 Note: A reconciliation of each non-GAAP financial measure to the most comparable GAAP measure is included in the appendix of this presentation. Non-GAAP free cash flow is operating cash flow less purchases of property, plant and equipment and developed technologies. Net Working Capital = Trade Accounts Receivables + Inventories – Trade Accounts Payables. Days Payable Outstanding (DPO) = Ave. A/P / (COGS/Days in Qtr.). Days Sales Outstanding (DSO) = A/R, net / (Revenue/Days in Qtr.). ($m) ($m) ($m) DSO DPO DSO DPO

Business outlook

Outlook for Q2 2026 Prior outlook (for Q1 2026) Current outlook (for Q2 2026) Revenue $275.0m – $295.0m $283.0m – $303.0m Non-GAAP operating margin +4.0% – +8.0% +5.0% – +9.0% Note: Non-GAAP operating margin is calculated as non-GAAP operating profit divided by revenue. The Company has not provided a reconciliation of such non-GAAP guidance to guidance presented on a GAAP basis because it cannot predict and quantify without unreasonable effort all of the adjustments tha may occur during the period due to the difficulty of predicting the timing and amounts of various items within a reasonable range.

GAAP to non-GAAP reconciliations

Explanation of use of non-GAAP financial measures Set forth in the tables below are reconciliations of cost of revenue, gross profit, gross margin, operating expenses, operating income (loss), operating margin, other expense, net income (loss) inclusive of the non-controlling interest, net loss attributable to the Company, and loss per share - basic and diluted, attributable to the Company, and net cash provided by operating activities, in each case as reported based on generally accepted accounting principles in the United States (“GAAP”), to non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP operating margin, non-GAAP other expense, non-GAAP net income inclusive of the non-controlling interest, non-GAAP net income attributable to the Company, non-GAAP net earnings per share - basic and diluted, attributable to the Company, and free cash flow, respectively. Such non-GAAP measures exclude acquisition-related expenses, amortizations and adjustments (consisting of intangible amortization of backlog, developed technology, customer relationships, and trade names acquired in connection with business combinations), stock-based compensation expense, deferred compensation adjustments, professional fees and other expenses, amortization of pension actuarial losses, the tax effect of these adjustments to net loss and purchases of property, plant and equipment, and developed technologies. These measures are used by management in our ongoing planning and annual budgeting processes. Additionally, we believe the presentation of these non-GAAP measures, when combined with the presentation of the most directly comparable GAAP financial measure, is beneficial to the overall understanding of ongoing operating performance of the Company. These non-GAAP financial measures are not prepared in accordance with, or an alternative for, GAAP and therefore should not be considered in isolation or as a substitution for analysis of our results as reported under GAAP. Furthermore, our calculation of non-GAAP measures may not be comparable to similar measures calculated by other companies. Non-GAAP operating margin (which is calculated as non-GAAP operating income (loss) divided by revenue) is a non-GAAP financial measure. The Company has provided guidance for its second quarter 2026 non-GAAP operating margin. This measure excludes from the corresponding GAAP financial measure the effect of adjustments as described below. The Company has not provided a reconciliation of such non-GAAP guidance to guidance presented on a GAAP basis because it cannot predict and quantify without unreasonable effort all of the adjustments that may occur during the period due to the difficulty of predicting the timing and amounts of various items within a reasonable range. In particular, non-GAAP operating margin excludes certain items, such as acquisition related expenses, amortization and adjustments, stock-based compensation expense, deferred compensation adjustments, professional fees and other expenses, amortization of pension actuarial losses, the tax effect of these adjustments to net loss and purchases of property, plant and equipment, and developed technologies, that the Company is unable to quantitatively predict. Depending on the materiality of these items, they could have a significant impact on the Company's GAAP financial results.

Non-GAAP cost of revenue, gross profit and gross margin reconciliation (1) Includes intangible amortization of backlog, developed technology, customer relationships, and trade names acquired in connection with business combinations. We incur charges relating to the amortization of intangible assets and exclude these charges for purposes of calculating our non-GAAP measures. Such charges are significantly impacted by the timing and magnitude of our acquisitions. We exclude these charges for the purpose of calculating our non-GAAP measures, primarily because they are noncash expenses and our internal benchmarking analyses evidence that many industry participants and peers present non-GAAP financial measures excluding intangible asset amortization. Although this does not directly affect our cash position, the loss in value of intangible assets over time can have a material impact on the equivalent GAAP earnings measure.

Non-GAAP operating expense reconciliation See footnotes on following page

Non-GAAP operating expense reconciliation footnotes (1) We incur charges relating to the amortization of intangible assets and exclude these charges for purposes of calculating our non-GAAP measures. Such charges are significantly impacted by the timing and magnitude of our acquisitions. We exclude these charges for the purpose of calculating our non-GAAP measures, primarily because they are noncash expenses and our internal benchmarking analyses evidence that many industry participants and peers present non-GAAP financial measures excluding intangible asset amortization. Although this does not directly affect our cash position, the loss in value of intangible assets over time can have a material impact on the equivalent GAAP earnings measure. (2) Includes intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations, of which $1.4 million is included in selling, general and administrative expenses and $0.2 million is included in research and development expenses on the condensed consolidated statements of loss. (3) $1.2 million is included in selling, general and administrative expenses and $0.5 million is included in research and development expenses on the condensed consolidated statements of loss. (4) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees, all of which is included in selling, general and administrative expenses on the condensed consolidated statement of loss. (5) Included in selling, general and administrative expenses on the condensed consolidated statements of loss. Includes one-time professional fees and business expenses. (6) Includes intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations, of which $1.4 million is included in selling, general and administrative expenses and $0.4 million is included in research and development expenses on the condensed consolidated statements of loss. (7) $0.4 million is included in selling, general and administrative expenses and $0.7 million is included in research and development expenses on the condensed consolidated statements of loss. (8) $2.0 million is included in selling, general and administrative expenses on the condensed consolidated statements of loss. Includes professional fees related to an internal investigation and a related SEC inquiry, a provision in connection with a potential 401(k) plan corrective action, and fees relating to other one-time professional fees and business expenses. (9) Includes $2.2 million of intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations. (10) $2.0 million is included in selling, general and administrative expenses and $0.9 million is included in research and development expenses on the condensed consolidated statements of loss.

Non-GAAP operating income and operating margin reconciliation (1) Includes intangible amortization of backlog, developed technology, customer relationships, and trade names acquired in connection with business combinations. We incur charges relating to the amortization of intangible assets and exclude these charges for purposes of calculating our non-GAAP measures. Such charges are significantly impacted by the timing and magnitude of our acquisitions. We exclude these charges for the purpose of calculating our non-GAAP measures, primarily because they are noncash expenses and our internal benchmarking analyses evidence that many industry participants and peers present non-GAAP financial measures excluding intangible asset amortization. Although this does not directly affect our cash position, the loss in value of intangible assets over time can have a material impact on the equivalent GAAP earnings measure. (2) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for certain employees, all of which is included in selling, general and administrative expenses on the condensed consolidated statement of loss. (3) Includes professional fees related to an internal investigation and a related SEC inquiry, a provision in connection with a potential 401(k) plan corrective action, employee exit costs and fees relating to other one-time professional fees and business expenses.

Non-GAAP other expense reconciliation (1) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees. (2) Includes amortization of actuarial losses related to the Company's pension plan for employees in certain foreign countries.

Non-GAAP net income (loss) and earnings (loss) per share reconciliation (1) Loss per common share attributable to ADTRAN Holdings, Inc. - basic and diluted - reflects a $0.3 million and a $(3) thousand effect of redemption of RNCI for the three months ended March 31, 2026 and 2025. (2) Represents the non-controlling interest portion of the Company's ownership of Adtran Networks pre-DPLTA and the annual recurring compensation earned by redeemable non-controlling interests and accrued by the Company post-DPLTA. (3) We incur charges relating to the amortization of intangible assets and exclude these charges for purposes of calculating our non-GAAP measures. Such charges are significantly impacted by the timing and magnitude of our acquisitions. We exclude these charges for the purpose of calculating our non-GAAP measures, primarily because they are noncash expenses and our internal benchmarking analyses evidence that many industry participants and peers present non-GAAP financial measures excluding intangible asset amortization. Although this does not directly affect our cash position, the loss in value of intangible assets over time can have a material impact on the equivalent GAAP earnings measure. (4) Includes non-cash change in fair value of equity investments held in deferred compensation plans offered to certain employees. (5) Includes amortization of actuarial losses related to the Company's pension plan for employees in certain foreign countries. (6) Includes professional fees related to an internal investigation and a related SEC inquiry, a provision in connection with a potential 401(k) plan corrective action and fees relating to other one-time professional fees and business expenses.

Free cash flow reconciliation (1) Purchases related to capital expenditures and developed technologies.

Appendix

2026 Financial calendar Annual Shareholder Meeting May 13 B. Riley Annual Growth Conference in Los Angeles May 20/21 Evercore Technology Conference in San Francisco June 2/3 Q2 Earnings Release & Quarterly Conference Call August 4/5 Rosenblatt Virtual Technology Summit August 18

info@adtran.com | adtran.com